SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 26, 2010



                          SECURE RUNWAY SYSTEMS CORP.

             (Exact name of Registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


           Nevada                   000-52638              20-44412118
     ------------------       ------------------       ------------------
(State or other jurisdiction (Commission File No.)      (I.R.S. Employer
       of incorporation)                               Identification No.)

            2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

              (Address of principal executive offices) (Zip Code)

                                  905-369-0116

               Registrant's telephone number, including area code

                          SECURE RUNWAY SYSTEMS CORP.
                          ---------------------------
            2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following document is being filed herewith by Secure Runway Systems Corp. as an exhibit to this Current Report on Form 8-K:

        Press Release: Secure  Runway  Systems Corp. (SRWY) Announces Definitive
                Agreement on the Hemlo Aura Gold Property.

        OPTION AGREEMENT BETWEEN INTERNATIONAL EXPLORERS AND PROSPECTORS INC. ("EXPLORERS" OR "OPTIONOR") AND SECURE RUNWAY SYSTEMS CORP. ("SECURE" OR "OPTIONEE,").



























































=======================================================================

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SECURE RUNWAY SYSTEMS CORP.

Dated: April 7, 2010

                                        /s/ Edward Minnema
                                        ------------------
                                        Edward Minnema, President

Secure Runway Systems Corp. (SRWY) Announces Definitive Agreement on the Hemlo Aura Gold Property.

Toronto 2010-04-07

Secure Runway Systems (symbol SRWY, Pinksheets) is very pleased to announce that it has signed a definitive agreement with respect to its proposed first property acquisition located in the Hemlo area of Northern Ontario with International Explorers and Prospectors Inc., a private company.

Secure will acquire a undivided 100% right, title and interest in and to the mining and surface rights of approximately 300 acres in the Hemlo area, Bomby Township, Ontario. The claim numbers are TB386628, TB386629, and TB386631. Terms of the agreement include that SRWY will acquire the property by making a cash payment of $25,000 within 90 days of the signing of the agreement, making an additional cash payment of $25,000 within 180 days of the signing of the agreement and issuing 1 million shares of SRWY common stock which will be restricted for a 1 year period. International Prospectors will retain a 3% NSR with SRWY having the option to purchase 2% of the NSR for one million dollars.

Edward Minnema, President of SRWY is thrilled that after a great deal of due diligence the company has signed a definitive agreement for the acquisition of its first asset in a prolific mining area of Northern Ontario. "I am very pleased with the outcome of the negotiations and wish to thank "International Explorers" for their co-operation in negotiating with SRWY on terms that are highly beneficial to Secure and its shareholders.

The property is bordered by Newmont Mining (NEM-Z, NMC-T) to the west and Metalcorp (MTC-V) to the east. "We are pleased to have such notable neighbors" commented Mr. Minnema. Metalcorp recently announced some exciting news at their Hemlo East gold property.

"The property has road access and a rail system dividing it so it has excellent infrastructure. The area has hosted some very large gold mines. The Hemlo area is where the 23 million ounce Barrick-Hemlo Gold mine is located. This will be the first of many properties the company plans to secure" further commented Mr. Minnema.

In other company developments, Secure has decided not to pursue the previously announced LOI with International Explorers dated March11, 2010 on the basis of its due diligence but is pleased that the companies have worked together on the Hemlo Aura property agreement. SRWY is in the process of building its website to properly update the public and its shareholders and is contemplating a suitable name change to reflect the company's new focus and direction.

About Secure Runway Systems Corp.

Secure Runway Systems plans to add to the Company a diverse range of business ventures which will appeal to a broad audience so the Company will grow together with those different sectors of the economy. The company is currently investigating various business ventures including those in the retail and mining exploration sectors of the economy.

Safe Harbour Statement:

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan," or planned, "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements.

Contact:

Secure Runway Systems
Edward Minnema
President
(416)-525-6872
Srwy.Ed.Minnema@gmail.com

                  INTERNATIONAL EXPLORERS AND PROSPECTORS INC.
                           121 KING ST.W.,SUITE 2100

                                Toronto Ontario
                                    M5H 3T9




  SECURE RUNWAY SYSTEMS CORP.
  2283 Argentinia Road
  Mississauga Ontario L5N
  5Z2

  Attention Edward Minnema

  Dear Mr. Minnema,



  April 5, 2010

     RE: OPTION AGREEMENT BETWEEN INTERNATIONAL EXPLORERS AND PROSPECTORS INC. ("EXPLORERS" OR "OPTIONOR") AND SECURE RUNWAY SYSTEMS CORP. ("SECURE" OR "OPTIONEE,").

 This option agreement (the "Agreement") sets out the terms and conditions by which the Optionor, a corporation incorporated under the laws of the Province of Ontario in the case of Explorers, agrees to grant to Secure, a company incorporated under the laws of the State of Nevada, the sole and exclusive right and option to acquire up to a 100% undivided right, title and interest in and to the mining and surface rights to The Hemlo Gold property (the "Option"), ") located in Bomby Township, Ontario and contains approximately 149 Hectares being claims TB386628, TB386629 and TB386631 (the "Property").

 This Agreement shall replace any previous agreements between the parties and shall constitute the full agreement between the parties.

1. THE OPTION

     The Optionor hereby grants to Secure the sole, exclusive and irrevocable right and option (Option) to acquire an undivided 100% right, title and interest in and to the Property by:

 Secure making the following cash and share expenditure considerations to be delivered over a 6 month period from the signing of the definitive agreement as more specifically detailed below:

       A. Secure making, in favor of Explorers, the following cash payments totaling $50,000.00 dollars over a 180 day period:

                    i)  $25,000.00 within 90 days of signing this agreement; and
                    ii) an additional $25,000.00 within 180 days of signing of the definitive agreement.

       B. Issuing 1 million (1,000,000) shares of Secure's common stock which shall be restricted for 1 year from the date of the signing of the definitive agreement. In the event that Secure increases its total number of outstanding shares by more than 50% after the date of execution of this agreement and for a period of 2 years, than Secure shall also increase the percentage of shares to be granted to Explorers by the same percentage which shall be payable at the time of increase to the number of outstanding shares. New shares issued shall be subject to a one year hold or such other hold that may be required by the SEC, NASDAQ or the OTCBB. This provision shall also be subject to all applicable laws and statutes.

       C. The property shall remain in the name of Exploreres until such time as Secure has earned its 100% interest at which time the property shall be transferred into the name of Secure

       D. If and when the option has been earned a 100% right title and interest in and to the property will vest in the Optionee free and clear of all charges, encumbrances and claims save and except for the net smelter Royalty. At such time the Optionee shall be entitled to record such transfer with the appropriate government office to effect legal transfer of such interest in the property into the name of the Optionee.

       E Once Secure has earned its 100% interest in the property, Explorers shall be entitled to a 3% net smelter royalty. Secure has the sole option to purchase the 2 % of the net smelter royalty upon payment to Explorers of $1,000,000.00, thereby Explorers retaining 1% . Net smelter Royalty is net sales value of the product sold less insurance, shipping, refining charges and any penalties for deleterious substances contained in the product.

2. RIGHT OF ENTRY

     Provided this Agreement is in good standing, Secure, its servants and agents (persons authorized by Secure) and any assigns, shall have the right of access to and from the Property and the right to enter upon, examine all work completed, sample as may be required to confirm the work completed, explore and develop the Property and fund the Exploration and undertake such other activities hereunder in such a manner as Secure, in its sole discretion, may deem advisable.


3. REPRESENTATIONS AND WARRANTIES OF THE OPTIONOR

     The Optionor represents and warrants to, and covenants with Secure that to the best of its knowledge and where a party acting reasonably should have known:

          A. the Property is accurately described in Schedule A, and is presently in good standing under the applicable laws of Ontario;

          B. there are no encumbrances, royalties or liens of any kind associated in any way, with the Property;

          C. the Optionor has the exclusive right to enter into this Agreement and to dispose of an interest in the Property in accordance with the terms and conditions of this Agreement together with the applicable laws of Ontario;

          D.  the Optionor is validly subsisting corporation in Ontario;

          E. All applicable regulatory approvals have been received in respect of the Property;

          F. there is no adverse claim or challenge against or to the ownership of the Property, nor is there any outstanding agreements or options to acquire or purchase the Property or any portion thereof and no person, firm or corporation has any proprietary or possessory interest in the Property other than the Optionor and as provided for under this Agreement;

          G. there are no reclamation or rehabilitation requirements outstanding on the Property of which Secure has not or will not be advised and all work has been carried out in accordance with all applicable laws of the federal mining law of Ontario Canada;

          H. The Optionor is not aware of any material fact or circumstance which has not been disclosed to Secure which should be disclosed in order to prevent the representations and warranties of the Optionor provided in this Agreement from being misleading; and

          I. the Optionor has, or will throughout the term of this agreement, advise Secure of all of the material information about the Property generally and specifically as to its mineral potential.


 The representations and warranties of the Optionor herein before set out are conditions on which Secure has relied in entering into this Agreement and will survive the acquisition of any interest in the Property by Secure and/or the termination of this Agreement. The Optionor hereby indemnifies and saves Secure harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by the Optionor, that the Optionor had knowledge of, or acting reasonably should have had knowledge of and contained in this agreement


   4. REPRESENTATIONS AND WARRANTIES OF SECURE

  Secure represents and warrants to the Optionor that:

       A. It is properly constituted and has the full power and authority to enter into this Agreement; and

       B. There are no outstanding suits or actions for non-performance on reclamation work or any other activities with respect to Secure.


5. COVENANTS OF SECURE

  Secure covenants and agrees with the Optionor that until the Option is exercised in accordance with the terms and conditions of this Agreement, or the Option or this Agreement otherwise terminates,

   Secure shall:

       A. keep the Property free and clear of liens and other charges arising from the operations of Secure under this Agreement;

       B. carry on all operations on the Property in a good and miner-like manner and in compliance with all applicable governmental regulations and restrictions;

       C. pay or cause to be paid any rates, taxes, duties, royalties, assessments or fees levied with respect to the Property or Secure's operations thereon in accordance with this agreement; and


       D. indemnify and hold the Optionor harmless from any and all liabilities, costs, damages or charges arising from the failure of Secure to comply with the covenants of Secure contained herein or otherwise arising from the operations on the Property by Secure, its servants or agents.


   6. COVENANTS OF THE OPTIONOR

       A. To advise Secure as required of its obligations relating to keeping the property in good standing as set out above; and

       B. Indemnify and hold Secure harmless from any and all liabilities, costs, damages or charges arising from the failure of the Optionor to comply with the covenants of the Optionor contained herein or otherwise arising from the operations on the Property by the Optionor, its servants or agents.


7. TERMINATION

       A. Secure may terminate this Agreement at any time, by giving written notice to the Optionor of the termination of this Agreement (the "Notice of Termination") and such termination shall be effective on the 15th day after the Notice of Termination is sent to the Optionor.

       B. Notwithstanding Paragraph 7A above, if Secure fails to make any payment (optional, discretionary or otherwise) or fails to do anything on or before the last day provided for such payment or performance under this Agreement (in each or either case referred to as a "default" ), the Optionor may terminate this Agreement but only if:

                   .1. The Optionor has first given Secure written notice of the default containing particulars of the payment which Secure has not made or the act which Secure has not performed; and

                   .2. Secure has not, within 30 days following delivery of such notice, cured such default by appropriate payment or performance (Secure hereby agreeing that should it so commence to cure any default, they will prosecute the same to completion without undue delay).

       C. Should Secure fail to comply with the provisions of Sub-paragraph 7B above, the Optionor may thereafter terminate this Agreement by notice to Secure with respect to the default on the Property as laid out in Sub-paragraph 7B.

       D. Upon the termination of the Agreement, Secure forfeits any and all interest in the Property and shall cease to be liable to the Optionor in debt, damages or otherwise. Upon the termination of this Agreement, Secure shall vacate the Property within a reasonable time after such termination, but shall have the right of access to such Property for a period of three months thereafter for the purpose of removing its chattels, machinery, equipment and fixtures there from.


   8. INDEPENDENT ACTIVITIES

  Except as expressly provided herein, both parties shall have the free and unrestricted right to independently engage in and receive the full benefit of any and all business endeavours of any sort whatsoever, whether or not competitive with the endeavours contemplated herein without consulting the others or inviting or allowing the others to participate therein. Neither party shall be under any fiduciary or other duty to the other, which will prevent them from engaging in, or enjoying the benefits of competing endeavours within the general scope of the endeavours contemplated herein. The legal doctrines of "corporate opportunity" sometimes applied to persons engaged in a joint venture or having fiduciary status shall not apply in the case of any of either of the parties. In particular, without limiting the foregoing, neither of the parties shall have an obligation to the other party as to:

       A. any opportunity to acquire, explore and develop any mining property, interest or right presently owned by them or offered to them outside of the Property at any time; and

       B. the erection of any mining plant, mill, smelter or refinery, whether or not such mining plant, mill, smelter or refinery is erected for processing ores or concentrates from the Property.


   9. CONFIDENTIALITY OF INFORMATION

  Both parties hereto shall treat all data, reports, records and other information relating to this agreement and the Property as confidential. While this agreement is in effect, neither of the parties hereto shall, without the express written consent of the other, disclose to any third party any information concerning the results of the operations hereunder nor issue any press releases concerning this agreement or its exploration operations except where:

       A. such disclosure is mandatory under the law or is deemed necessary by Secure's or the Optionor's counsel for the satisfaction by Secure or the Optionor of their obligations to applicable securities regulatory bodies; or

       B. Secure or the Optionor is seeking the participation of such third party in the exploration, development or production or financing of the Property and such information is divulged under confidential circumstances.

  Due consideration shall be given to present and future governmental regulations with respect to such data disclosures. The parties shall provide to each other, with minimum 24 hour notice where possible, draft planned press releases for comment.


10. ASSIGNMENT

       A. Each of the parties has the right to assign all or any part of their interest in the Property and in this agreement. It shall be a condition precedent to any such assignment that the assignee of the interest being transferred agree in writing to be bound by the terms of this agreement, as if it had been an original party hereto.

       B. Secure shall have a 30 day first right of refusal on any sale or transfer of the Optionor' rights title or interest in the Property or any royalty from the Property.


11. UNAVOIDABLE DELAYS

  If either party should be delayed in or prevented from performing any of the terms, covenants or conditions of this Agreement by reason of a cause beyond the control of such parties, including fires, floods, earthquakes, subsidence, ground collapse or landslides, interruptions or delays in transportation or power supplies, strikes, lockouts, wars, acts of God, government regulation or interference, including but without restricting the generality of the foregoing, forest or highway closures or any other cause beyond such parties' control, then any such failure on the part of such parties to so perform shall not be deemed to be a breach of this agreement and the time within which such parties are obliged to comply with any such term, covenant or condition of this agreement shall be extended by the total period of all such delays. In order that the provisions of this article may become operative, such party shall give notice in writing to the other party, forthwith and for each new cause of delay or prevention and shall set out in such notice particulars of the cause thereof and the day upon which the same arose, and shall give like notice forthwith following the date that such cause ceased to subsist.

12. ARBITRATION

  If there is any disagreement dispute or controversy (a "Dispute") between the parties with respect to any matter arising under this agreement or the construction hereof, then the Dispute may be determined by arbitration in accordance with the following procedures or may be determined in accordance with a court of competent jurisdiction in Ontario:

       A. The parties on both sides of the Dispute shall inform the other parties by notice of the name of an appointed independent person as Arbitrator, who is a recognized expert in the area which is the subject matter of the Dispute; and

       B. The appointed Arbitrators shall agree on the name of the one person that they wish to act as the third Arbitrator. If the two Arbitrators can not agree within 30 days of their appointment on a third Arbitrators they may apply to the Ontario Court General Division for guidance by the court on the selection a third Arbitrator.

  The arbitration shall be conducted in accordance with the Arbitrations Act (Ontario ) and the decision of the arbitrator panel shall be made within 30 days following their being named, shall be based exclusively on the advancement of exploration, development and production work on the Property and not on the financial circumstances of the parties. The costs of arbitration shall be borne equally by the parties to the Dispute unless otherwise determined by the arbitrator in the award.


13. NOTICES

  Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered by courier or if mailed by registered mail, addressed as follows:


              In the case of Explorers
              C/o Jamie White, President
              121 King St.W. Suite 2100
              Toronto Ontario
              M5 3T9


              In the case of Secure Company:

              C/o Edward Minnema, President
              2283 Argentinia Road
              Mississauga Ontario
              L5N 5Z2

 And any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the tenth
 (10th) business day following the date of mailing, or, if telegraphed or faxed, on the next succeeding day following the telegraphing or faxing thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail or if mailed by registered mail shall be deemed to have been given only as of the date of actual delivery of the same. Either party may from time to time by notice in writing change its address for the purpose of this paragraph.


       14. GENERAL TERMS AND CONDITIONS

          A. The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of is agreement.

          B. This Agreement shall represent the entire understanding between the parties with respect to the Property. No representations or inducements have been made save as herein set forth. No changes, alterations, or modifications of this agreement shall be binding upon all parties until and unless a memorandum in writing to such effect shall have been signed by both parties hereto.

          C. The titles to the articles to this agreement shall not be deemed to form part of this agreement but shall be regarded as having been used for convenience of reference only.

          D. The schedules to this agreement shall be construed with and as an integral part of this agreement to the same extent as if they were set forth verbatim herein.

          E. All reference to dollar amounts contained in this agreement are references to United States funds.

          F. This Agreement shall be governed by and interpreted in accordance with the laws in effect in Ontario, and the parties hereto attorn to the courts of Ontario for the resolution of any disputes arising out of this agreement.

          G. The Agreement may be executed in any number of counterparts. Each counterpart shall be deemed for all purposes to be an original, and all such counter- parts shall constitute one and the same instrument, binding on all of the parties hereto. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

          H. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          I. The parties will each be responsible for their own internal costs and legal and other professional fees incurred in connection herewith, the negotiation, preparation and execution of this Definitive Agreement, or otherwise relating to the Proposed Transaction.

 If the foregoing correctly sets forth your understanding of the terms and conditions agreed to between us with respect to the Option granted to Secure please acknowledge the same by signing and returning to us the duplicate copy of this letter enclosed for that purpose, whereupon a binding agreement among us will be in effect.












  EXPLORERS ALLIANCE CORPORATION

  Per:
      /s/ Jamie White
      ---------------------------
     Jamie White, President ASO

 The Undersigned, Secure, hereby confirm our acceptance of the foregoing terms and conditions and agree to be bound thereby as of this 7th day of April 2010.

  SECURE RUNWAY SYSTEMS CORP.

  Per:
      /s/ Edward Minnema
      ---------------------------
      Edward Minnema,
      President ASO